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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 15, 2005

                      Lehman ABS Corporation, onbehalf of:

         CORPORATE BACKED TRUST CERTIFICATES, W.R. BERKLEY CAPITAL TRUST
                      SECURITIES-BACKED SERIES 2002-1 TRUST
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31853              13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)          Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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The Corporate Backed Trust Certificates, W.R. Berkley Capital Trust
Securities-Backed Series 2002-1 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of January 23, 2002.

Item 8.01. OTHER EVENTS

On June 15, 2005, distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

W.R. Berkley Corporation, the issuer of the junior subordinated debentures, the sole assets held by the underlying securities issuer, W.R. Berkley Capital Trust, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on W.R. Berkley Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under W.R. Berkley Corporation's Exchange Act file number, 001-15202. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by W.R. Berkley Corporation may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the issuer of the junior subordinated debentures or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     1 Trustee's Distribution Statement to the W.R. Berkley Capital Trust Securities-Backed Series 2002-1 Certificate Holders for the period ending June 15, 2005.


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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 15, 2005


                                      Lehman ABS Corporation


                                      By: /s/ Charles M. Weaver
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                                      Name:  Charles M. Weaver
                                      Title:  Vice President


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                                  EXHIBIT INDEX


Exhibit Number      Description
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      1             Trustee's Distribution Statement to the W.R. Berkley
                    Capital Trust Securities-Backed Series 2002-1 Certificate
                    Holders for the period ending June 15, 2005.


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